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                                                                   EXHIBIT 10.20

                       MedStrong International Corporation

                          STOCK OPTION AGREEMENT DATE:

November 16, 2004

Optionee: Jeanine Marie Folz

Option to Purchase Aggregate Number of Shares:                250,000
Price Per Share:                                              $.05
Date of Grant:                                                November 16, 2004

         1. MedStrong International Corporation (the "Company"), deeming it in its best interest that you continue to provide services to the Company, and as an incentive for you to do so and to give you an increasing interest in the Company as stockholder, hereby gives and grants you the right and option to purchase up to the aggregate number of shares set forth above of the Company's common stock, par value $.001 per share (the "Common Stock"), at the price per share also set forth above (the "Options"). The per share purchase price is not less than the fair market value per share of Common Stock on the date the grant of the Options was approved by the Board of Directors (the "Date of Grant").

         2. The Options are exercisable immediately. The Options shall expire on the date ten (10) years after they become exercisable, the date which has been specified by the Board of Directors, and shall not be exercisable after their expiration date.

         3. The Options are exercisable only by you and are not transferable by you, other than by will or by the laws of descent and distribution. In the event of your death, the Options may be exercised by the estate, personal representative or beneficiary who has acquired the right to exercise the Options by bequest or inheritance or by the reason of your death, and then only if, and to the extent that, you were entitled to exercise the Options at the date of your death, up to the maximum exercise period of one (1) year.

         4. The Options (or any part of installment thereof) must be exercised by giving written notice to the Company's Chief Executive Officer at its principal office address, or to such transfer agent as the Company's Chief Executive Officer shall designate. The notice, the form of which is attached hereto as Exhibit A, must specify the date of the notice, the number of shares as to which the Options are being exercised and the expected date of such purchase (which, unless the Company otherwise consents, shall be at least five
(5) days and not more than fifteen (15) days after the date you mail the notice). The notice must be accompanied by the tender of payment of the purchase price for the number of shares specified in the notice. Payment must be made (a) in cash, or (b) by certified check, or (c) with previously acquired Common Stock of the Company having a fair market value equal to the purchase price of the shares being purchased, or (d) any combination thereof, or (e) any other method approved by the Board of Directors in its discretion. If the Board of Directors exercise its discretion to permit payment by means other than the methods set forth in clauses (a), (b), (c) or (d), such discretion must be exercised in writing prior to the time you exercise the Options.


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         5. Upon payment of the purchase price of the shares specified in the notice, the Company shall deliver to you certificates for the shares purchased. The holder of the Options shall not have the rights of a shareholder with respect to the shares covered by the Options until the date of the stock certificates issued to the holder for such shares.


         6. You may be required to make an appropriate representation at the time of any exercise of the Options that it is your intention to acquire the shares being purchased for investment and not for resale or distribution. In addition, you may be required to agree in writing not to sell any shares acquired pursuant to the Options or any other shares of the Company that you may now or hereafter acquire except either (a) in compliance with the Securities Act of 1933, as amended, provided that the Company shall be under no obligation to register either the Plan or any securities obtained pursuant to your exercise of your rights, hereunder, with the Securities and Exchange Commission, or (b) with prior written approval of the Company. An appropriate legend restricting the sale of the shares may be placed upon the certificates representing the shares and any resale must be in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.


           7. This agreement shall be binding upon and shall inure to the benefit of any successors or assigns of the Company, and, to the extent herein provided, shall be binding upon and inure to the benefit of your legal representatives.


         8. The Option is not, and should not be deemed to be, an employment agreement between you and the Company, and nothing contained herein shall be deemed to confer upon you any right to remain in the employ of the Company or any subsidiary thereof, or in any way to limit the right of the Company or any such subsidiary to terminate your employment.


         9. If the foregoing is in accordance with your understanding and approved by you, please so confirm by signing and returning the duplicate of this letter enclosed for that purpose.


                                    Very truly yours,

                                    MEDSTRONG INTERNATIONAL CORPORATION


                                              /s/ Jeanine Folz
Date: November 16, 2004             By: ________________________________



     I hereby confirm that the foregoing is in accordance with my understanding and is hereby agreed and accepted in its entirety as of the date of the above letter.

                  /s/ Jeanine Folz
By: ______________________________________
    NAME

           November 16, 2004
Date: _______________________________



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                                    Exhibit A

Form of Exercise Notice


MedStrong International Corporation                Date: _______________________
350 Bedford Street, Suite 203
Stamford, CT 06901
Attention: Chief Executive Officer

The undersigned hereby: (1) irrevocably subscribes for and offers to purchase __________________ of common stock of MedStrong International Corporation pursuant to, and in exercise of, the options granted to the undersigned on _________________; and (2) encloses payment of _______________________
($_________) for these shares at a purchase price of $_________ per share.

The shares should be issued be issued in the name of ___________________________ and should delivered to such holder at:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                [insert address]



Signature: _____________________________________________________________________

Print Name: ____________________________________________________________________

Social Security Number:  _______________________________________________________




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